UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 23, 2003

                               Axeda Systems Inc.
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                     DELAWARE         000-26287          23-2763854
            -----------------------   ------------      -------------------
           (State or other juris-    (Commission        (IRS Employer
           diction of incorporation)  File Number)       Identification No.)


                       21 Oxford Road, Mansfield, MA 02048
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (508)-337-9200

                                       N/A
        ----------------------------------------------------------------
                   (Former name or former address, if changed
                               since last report.)


Item 5. Other Items

Private Placement

On September 23, 2003, Axeda Systems Inc. issued a press release announcing that it had completed a private placement of its common stock to certain accredited investors. Axeda issued an aggregate of 4,918,100 shares of common stock in the private placement to Special Situations Funds (the "Investors") at a purchase price of $1.22 per share. In connection with the transaction, Axeda also issued to the Investors five-year warrants (the "Warrants") to purchase an aggregate of 2,459,050 shares of common stock at an exercise price of $1.71 per share. Proceeds from this private offering will be used for working capital and general corporate purposes.

The number of shares issuable upon exercise of the Warrants and the exercise price thereof is subject to adjustment for stock splits and similar transactions. In addition, the exercise price but not the number of shares issuable upon exercise of the Warrants is subject to adjustment on a weighted average basis in the event of certain dilutive financings, subject to customary exceptions.

Subject to certain limitations, any unexercised Warrants will expire upon 30 days notice if the closing bid price of a share of common stock on NASDAQ equals or exceeds $3.42 (appropriately adjusted for any stock split, recapitalization or similar event) for twenty consecutive trading days during any period after September 23, 2005.

The number of shares of common stock that may be acquired upon any exercise of a Warrant is limited to the extent necessary to insure that, following such exercise, the total number of shares of common stock then beneficially owned by such exercising holder and its affiliates does not exceed 19.999% of the total number of issued and outstanding shares of common stock.

Revolution Partners acted as the placement agent in the transaction, and will receive a warrant to purchase 50,000 shares of common stock at an exercise price equal to the closing price of common stock on the date of issuance.


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The private placement was not registered under the Securities Act of 1933, as amended (the "Securities Act"), and was made in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act. Each of the purchasers in the private placement represented that it is an accredited investor, as defined by Rule 501 under the Securities Act, and certificates representing the shares and warrants will contain appropriate legends to reflect the restrictions on transfer imposed by the Securities Act.


In connection with the private placement, Axeda entered into a registration rights agreement with the Investors. Under the registration rights agreement, Axeda is required to file with the Securities and Exchange Commission (the "SEC"), by October 3, 2003, a registration statement for the resale by the Investors of the shares issued and sold in the private placement and the shares issuable upon exercise of the Warrants. In the event that any registration statement required to be filed under the registration rights agreement is not filed by the deadline, Axeda will be required to pay liquidated damages to each Investor equal to 1.5% of the purchase price paid by such investor for each thirty-day period or pro rata for any portion thereof after the deadline that passes before the filing occurs.

Axeda has agreed to use reasonable efforts to cause any registration statement filed pursuant to the registration rights agreement to become effective as soon as practicable, but in no event later than December 22, 2003. In the event that the SEC has not declared any such registration statement effective by the deadline, or if sales cannot be made because Axeda has not updated the registration statement to comply with securities law requirements, Axeda will be required to pay liquidated damages to each Investor liquidated damages equal to 1.5% of the purchase price paid by such Investor for each thirty-day period or pro rata for any portion thereof after the deadline that passes before effectiveness or update occurs.

Copies of the purchase agreement for the private placement and a copy of the registration rights agreement among Axeda and the Investors are attached to this report as Exhibits 10.1 and 10.2, respectively. A copy of the form of warrant that was issued in the private placement is attached to this report as Exhibit
10.3. A copy of the press release relating to the announcement of the private placement is attached to this report as Exhibit 99.1. The summary of the transaction set forth above is qualified in its entirety by reference to such exhibits, each of which are incorporated by reference herein.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

Exhibit Number  Description

     10.1 Purchase Agreement, dated September 22, 2003, by and among Axeda Systems Inc. and the investors named on the signature pages thereto.

     10.2 Registration Rights Agreement, dated September 23, 2003, by and among Axeda Systems Inc. and the investors named on the signature pages thereto.

     10.3       Form of Common Stock Warrant.

     99.1       Press Release of Axeda Systems Inc. dated September 23, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Axeda Systems Inc.

Date: September 23, 2003                      By:  /s/ Thomas J. Fogarty
                                                  --------------------------
                                                  Thomas J. Fogarty,
                                                  Executive Vice President and
                                                  Chief Financial Officer



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INDEX TO EXHIBITS



Exhibit Number  Description

     10.1 Purchase Agreement, dated September 22, 2003, by and among Axeda Systems Inc. and the investors named on the signature pages thereto.

     10.2 Registration Rights Agreement, dated September 23, 2003, by and among Axeda Systems Inc. and the investors named on the signature pages thereto.

     10.3       Form of Common Stock Warrant.

     99.1       Press Release of Axeda Systems Inc. dated September 23, 2003.


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